SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HYPERION SOLUTIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

XXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 11, 2002

TO THE STOCKHOLDERS OF HYPERION SOLUTIONS CORPORATION

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Hyperion Solutions Corporation (the “Company”),which will be held at the Company’s corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Wednesday, November 13, 2002, at 10:00 a.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY VIA THE INTERNET OR TELEPHONE. Returning the proxy by mail, by telephone or on the Internet does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     To ensure your representation at the meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

(a)	Complete, sign, date and return the enclosed proxy card (a postage-paid envelope is enclosed for that purpose); or

(b)	Vote via the Internet (see instructions on the enclosed proxy card); or

(c)	Vote via telephone (toll-free) in the United States or Canada (see instructions on the enclosed proxy card).

     The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth in the proxy card and must be completed by 6 p.m. EST on November 12, 2002. Your shares cannot be voted unless you sign, date and return the enclosed proxy card, vote via the Internet or telephone or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Jeffrey R. Rodek Chairman of the Board of Directors and Chief Executive Officer

PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 AMENDMENT OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN TO MODIFY CERTAIN PROVISIONS AND INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH
EXECUTIVE COMPENSATION AND RELATED INFORMATION
ARTICLE I GENERAL PROVISIONS
ARTICLE II DISCRETIONARY OPTION GRANT PROGRAM
ARTICLE III RESTRICTED STOCK PROGRAM
ARTICLE IV AUTOMATIC OPTION GRANT PROGRAM
ARTICLE V MISCELLANEOUS
APPENDIX

HYPERION SOLUTIONS CORPORATION
1344 CROSSMAN AVENUE
SUNNYVALE, CALIFORNIA 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 13, 2002

     The Annual Meeting of Stockholders (the “Annual Meeting”) of Hyperion Solutions Corporation (the “Company”) will be held at the Company’s corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Wednesday, November 13, 2002, at 10:00 a.m. for the following purposes:

1.	To elect two Class I directors to serve on the Board of Directors for a three-year term;

2.	To approve amendments to the Company’s 1995 Stock Option/Stock Issuance Plan (the “Option Plan”) to modify certain provisions of the Option Plan and increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2003; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record at the close of business on September 16, 2002 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s headquarters located at 1344 Crossman Avenue, Sunnyvale, California 94089, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

W. Russell Wayman Secretary

Sunnyvale, California
October 11, 2002

HYPERION SOLUTIONS CORPORATION
1344 CROSSMAN AVENUE
SUNNYVALE, CALIFORNIA 94089

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 13, 2002

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hyperion Solutions Corporation, a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Wednesday, November 13, 2002, at 10:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 11,2002.

     The Company’s principal executive offices are located at 1344 Crossman Avenue, Sunnyvale, California 94089. The telephone number at that address is (408) 744-9500.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company’s common stock, $0.001 par value per share, (the “Common Stock”) is the only type of security entitled to vote at the Annual Meeting. On September 16, 2002, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 33,547,554 shares of Common Stock outstanding. Each stockholder of record on September 16,2002 is entitled to one vote for each share of Common Stock held by such stockholder on that date. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

QUORUM REQUIRED

     The Company’s Bylaws provide that majority of the Company’s issued and outstanding Common Stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. For determining approval of a proposal, abstentions have the same affect as negative votes, while broker non-votes are not counted as having been voted on the proposal.

VOTES REQUIRED

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees for Class I director receiving the highest number of affirmative votes will be elected.

     Proposal 2. Approval of the amendment to modify certain provisions of the Option Plan and increase the number of shares reserved for issuance under the Option Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

     Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30,2003 requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Board and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposals Nos. 1 — 3 and, as to other matters that may properly come before the Annual Meeting, in the discretion of the proxy holders. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company has hired Strategic Stock Surveillance to serve as proxy solicitor. The Company will pay Strategic Stock Surveillance a fee of $7,500, plus reasonable expenses, for these services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     Pursuant to the Company’s Amended Certificate of Incorporation (the “Certificate of Incorporation”), the Board is divided into three classes — Class I, II and III Directors. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation or removal.

     The nominees for Class I Directors, Messrs. Greenfield and Riccitiello, are currently serving as directors of the Company. Shares represented by all proxies received by the Board and not marked to withhold authority to vote for any of Mr. Greenfield or Mr. Riccitiello (by writing the nominee’s name where indicated on the proxy) will be voted FOR the election of the nominee for Class I Director; the Board knows of no reason why either of the nominees would be unable or unwilling to serve, but in such case, proxies may be voted for the election of another nominee of the Board.

     The information below sets forth the current members of the Board, including the nominees for Class I Directors:

     Directors serving for a Term Expiring at the 2002 Annual Meeting of Stockholders (Class I Directors):

Gary G. Greenfield

     Mr. Greenfield, age 47, was elected to the Board in August 1998. He is a member of the Audit Committee. From June 1992 until August 1998, he served on the Board of Directors of Hyperion Software Corporation. In June 2002, Mr. Greenfield became the CEO of Peregrine Systems, Inc., a global leader in infrastructure management software, where he also serves on the Board of Directors. On September 22, 2002, Peregrine Systems filed a voluntary petition under Chapter 11 of the Bankruptcy Code. Mr. Greenfield was hired as a member of the new management team at Peregrine after its board of directors discovered various financial and accounting irregularities and the audit committee of the Peregrine Board commenced an internal investigation. From December 1998 through September 2001, Mr. Greenfield served as President and Chief Executive Officer of Merant. Mr. Greenfield joined Sage Software (a predecessor of Merant through merger) in 1987 as Vice President of Marketing, and served in various capacities with them until becoming President in 1995, and CEO in 1998. Mr. Greenfield also serves on the Board of Directors of Mobius Systems, Inc., a provider of software that supports content-intensive e-business applications.

John Riccitiello

     Mr. Riccitiello, age 43, was elected to the Board in July 2002. In October 1997, Mr. Riccitiello became the President and COO of Electronic Arts, a leading interactive entertainment software company. From March 1996 to November 1997 he served as President and CEO of the worldwide bakery division of Sara Lee Corporation.

     Directors Serving for a Term Expiring at the 2003 Annual Meeting of Stockholders (Class II Directors):

Jeffrey R. Rodek

     Mr. Rodek, age 49, has been the Chairman of the Board and Chief Executive Officer of the Company since October 1999 and has been a director of the Company since January 1998. From January 1995 to October 1999, Mr. Rodek served as President and Chief Operating Officer of Ingram Micro Inc. Mr. Rodek serves on the Board of Directors of EXE Technologies, Inc, a fulfillment, warehousing and distribution software company.

Aldo Papone

     Mr. Papone, age 70, was elected to the Board in August 1998. He is a member of the Compensation Committee and the Audit Committee. From April 1994 until August 1998, he served on the Board of Directors of Hyperion Software Corporation. He has served as a Senior Advisor to American Express Company since 1991. Mr. Papone served as Chairman and Chief Executive Officer from 1989 to 1990, and as President and Chief Operating Officer from 1985 to 1989, of American Express Travel Related Services Company, Inc. Mr. Papone served as a Director of American Express Company from 1990 to 1998.

     Directors Serving for a Term Expiring at the 2004 Annual Meeting of Stockholders (Class III Directors):

Henry R. Autry

     Mr. Autry, age 54, was elected to the Board in June 2000. He is a member of the Compensation Committee. In January 2001, Mr. Autry became CEO of Contrado Partners, a logistics consulting company. From February 2000 until December 2000, Mr. Autry served as Chief Executive Officer of Brigade Corporation, a provider of outsourced Internet customer support. From November 1997 until December 1999, Mr. Autry was the Senior Vice President and General Manager for American Express Traveler’s Cheque Group. From January 1995 to October 1997, he was Vice President and Chief Administration Officer of Baxter International, a life sciences company.

Kenneth A. Goldman

     Mr. Goldman, age 53, was elected to the Board in June 2000. He is a member of the Audit Committee. In August 2000, Mr. Goldman became Senior Vice President, Finance and Administration, and Chief Financial Officer of Siebel Systems, Inc., an e-business applications software company. From July 1996 until July 2000, Mr. Goldman was employed by At Home Corporation (Excite@Home), a broadband services company, most recently as its Executive Vice President and Chief Financial Officer. On September 28, 2001, approximately 14 months after Mr. Goldman’s departure, Excite@Home filed a voluntary petition under Chapter 11 of the Bankruptcy Code. Mr. Goldman also serves on the Board of Directors of Legato Systems, Inc., an enterprise storage management software company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 2002, the Board held seven meetings. For the fiscal year, each of the current directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which each such director served. The Board has two standing committees: the Audit Committee and the Compensation Committee.

     During the fiscal year ended June 30, 2002, the Audit Committee met eight times. The Audit Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters, including the selection of the Company’s auditors, the scope of the annual audits, fees to be paid to the Company’s auditors, the performance of the Company’s auditors and the accounting practices of the Company. The members of the Audit Committee are Messrs. Greenfield, Goldman and Papone.

     During the fiscal year ended June 30, 2002, the Compensation Committee of the Board met four times. The Compensation Committee reviews the performance and sets the compensation of the Chief Executive Officer of the Company, approves the compensation of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, as set by the Chief Executive Officer. The Compensation Committee also administers the Company’s Option Plan with respect to the Company’s executive officers. The members of the Compensation Committee are Messrs. Autry and Papone.

     In September 2002, the Board of Directors determined to increase the size of the Compensation Committee to three members beginning immediately after the Annual Meeting, and Mr. Riccitiello will join the Compensation Committee at that time. In September 2002, the Board also determined to establish a Nominating and Corporate Governance Committee. Membership on the Nominating and Corporate Governance Committee will be approved immediately following the Annual Meeting, and currently it is anticipated that the members of the Nominating and Corporate Governance Committee will be Messrs. Papone and Riccitiello.

DIRECTOR COMPENSATION

     Non-employee Board members receive retainers of $15,000 per year, fees of $1,500 for each meeting of the Board they attend in person and $500 for each meeting they participate in by telephone. The Company does not pay compensation for special assignments of the Board. For committee meetings that occur on days separate from Board meetings, members receive $750 for each meeting in person and $500 for participation by telephone.

     Non-employee members of the Board also receive option grants pursuant to the provisions of the Automatic Option Grant Program of the Option Plan. Each individual who becomes a non-employee member of the Board is granted an option to purchase 20,000 shares on the date such individual joins the Board. In addition, each individual who continues to serve as a non-employee Board member receives options to purchase 7,000 shares of Common Stock on each 12-month anniversary of being elected to the Board.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

PROPOSAL NO. 2

AMENDMENT OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN
TO MODIFY CERTAIN PROVISIONS AND INCREASE THE NUMBER OF SHARES
RESERVED FOR ISSUANCE THEREUNDER

     The stockholders are being asked to vote on a proposal to approve an amendment to the Option Plan to modify certain provisions of the Option Plan and increase the number of shares of Common Stock available for issuance under the Option Plan by 1,500,000 shares to a total of 10,187,991 shares of Common Stock. The Board adopted the amendment in September 2002, subject to stockholder approval at the 2002 Annual Meeting. In addition to increasing the number of shares under the Option Plan, the modifications that stockholders are being asked to approve are as follows (i) adoption of a new Restricted Stock Program, (ii) elimination of the Salary Investment Option Grant Program, Stock Issuance Program, and Limited and Tandem Stock Appreciation Rights under the Discretionary Option Grant Program, (iii) elimination of the certain stock repurchase provisions for the shares issuable upon exercise of the Options,(iv) requiring the option exercise price to be no less than the fair market value of the stock for Non-statutory Options as well as Incentive Options and (v) reducing the maximum term for all new option grants to eight years. The following is a description of the Option Plan as it is proposed to be modified.

     The Company established the Option Plan as a successor to the 1992 Stock Option Plan (“Predecessor Plan”) to provide a means whereby employees, officers, directors, consultants, and independent advisors of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Option Plan was adopted by the Board in August 1995 and approved by the stockholders in September 1995. The Board adopted an amendment to the Option Plan in June 1996 increasing the number of shares of Common Stock available for issuance under the Option Plan by 1,000,000 shares. Such amendment was approved by the stockholders in July 1996. The Board adopted amendments to the Option Plan in June 1997 increasing the number of shares of Common Stock available for issuance under the Option Plan by 750,000 shares and changing the vesting provisions applicable to non-employee members of the Board. Such amendments were approved by the stockholders in August 1997. The Board adopted an amendment to the Option Plan in June 1998 increasing the number of shares of Common Stock available for issuance under the Option Plan by 5,000,000 shares. Such amendment was approved by the stockholders in August 1998. The Board adopted an amendment to the Option Plan in September 2000 increasing the number of shares of Common Stock available for issuance under the Option Plan by 1,600,000 shares and increasing the number of options granted to non-employee directors under the Automatic Option Grant Program. Such amendment was approved by the stockholders in November 2000. The Board believes that option grants under the Option Plan play an important role in the Company’s efforts to attract and retain employees, directors, and consultants of outstanding ability.

     The principal terms and provisions of the Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices of the Company in Sunnyvale, California.

     Structure. The Option Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program under which employees, consultants and Board members may be granted stock options to purchase shares of Common Stock, (ii) an Automatic Option Grant Program under which option grants will be made in specified amounts at specified intervals to the non-employee Board members, and (iii) a Restricted Stock Program under which eligible individuals may be sold shares of restricted Common Stock at a per share price of not less than par value; restricted Common Stock may also be issued solely in consideration for past services.

     Administration. The Compensation Committee of the Board, which is comprised of two or more non-employee directors (“Committee”),administers the Option Plan. Committee members serve for such period of time as the Board may determine. The Option Plan may also be administered by the Board or a secondary committee comprised of one or more directors with respect to optionees who are not executive officers subject to the short-swing profit rules of the Federal securities laws.

     The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the eligible individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, whether the granted option will be an incentive stock option (“Incentive Option”) that satisfies the requirements of Section 422 of the Internal Revenue Code (the “Code”) or a non-statutory option not intended to meet such requirements, and the remaining provisions of the option grant. The Committee also has full authority to determine the eligible individuals who are to receive stock issuances, the number of shares to be issued to each participant, the time or times when such issuances are to be made, and the remaining provisions of the stock issuance.

     Eligibility. Employees (including officers), consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program and to participate in the Restricted Stock Program. A non-employee member of the Board of the Company or any parent or subsidiary corporation is also eligible for option grants under the Discretionary Option Grant. Only non-employee directors of the Company are eligible to participate in the Automatic Option Grant Program.

     As of June 30, 2002, approximately 2,285 persons, including the five current executive officers and four non-employee directors (on July 23, 2002 Mr. John Riccitiello was added as a fifth non-employee director) were eligible to participate in the Option Plan.

     Securities Subject to Option Plan. The number of shares of Common Stock which may be issued over the term of the Option Plan shall not exceed 10,187,991 including the increase of 1,500,000 shares, which is part of this Proposal No. 2. A maximum of 500,000 of the authorized shares shall be available for issuance under the Restricted Stock Program. The shares reserved for issuance under the Option Plan will be subject to further adjustment in the event of subsequent changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased on the open market.

     No one person participating in the Option Plan may receive options for more than 500,000 shares of Common Stock per calendar year.

     Should an option expire or terminate for any reason prior to exercise in full, including options incorporated from the Predecessor Plan, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

     Repricing of Options. In November 2000, the Option Plan was amended to provide that no options granted may be repriced without Stockholder approval.

DISCRETIONARY OPTION GRANT PROGRAM

     Price and Exercisability. The option exercise price per share may not be less than 100% of the fair market value of the Common Stock on the grant date. All options intended to be exempt from the limitation on compensation deductions set forth in Section 162(m) of the Internal Revenue Code will be granted with an exercise price equal to or greater than 100% of fair market value. Options granted under the Discretionary Option Grant Program become exercisable at such time or times, and for such periods, as the Committee determines and set forth in the instrument evidencing the option grant. Options granted under the Option Plan may not have a term in excess of eight years.

     The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (excluding executive officers and directors for any grants made after July 30, 2002) in the exercise of his or her outstanding options by authorizing a Company loan to the optionee. The terms and conditions of any such loan will be established by the Committee in its sole discretion.

     No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price. Options are not assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the optionee’s lifetime the option may be exercised only by the optionee.

     Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, moreover, may any option be exercised after the specified expiration date of the option term. Each option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The optionee will be deemed to continue in service for so long as he or she performs services for the Company or its parent or Subsidiary Corporation, whether as an employee, independent contractor, consultant or Board member.

     The Committee has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

     Incentive Options. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more incentive stock options under Section 422 of the Code granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) become exercisable as incentive stock options under section 422 of the Code may not exceed $100,000.

     If an employee to whom an Incentive Option is granted is the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, then the option price per share will be at least 110% of the fair market value per share on the grant date, and the option term will not exceed five years, measured from the grant date.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, non-employee Board members will receive option grants in specified amounts at specified intervals over their period of Board service. These specified grants are as follows:

•	Each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock, provided such individual has not previously been in the employ of the Company.

•	Each individual who continues as a non-employee Board member will receive an additional grant of a non-statutory stock option under the Option Plan to purchase 7,000 shares of Common Stock on each 12-month anniversary of his election to the Board.

     Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

•	The option price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date, and each option is to have a maximum term of eight years measured from the grant date.

•	With respect to each initial grant, the option will vest in four successive equal annual installments, measured from the grant date, provided such optionee continues service as a Board member, with the first such installment vesting upon the optionee’s completion of one year of service as a Board member, measured from the option grant date. Each additional grant shall be immediately exercisable and not subject to any restriction.

•	The option will remain exercisable for a 12-month period following the optionee’s termination of service as a Board member for any reason. Should the optionee die while serving as a board member or during the 12-month period following his or her cessation of Board service, then such option may be exercised during the 12-month period following such optionee’s cessation of service by the personal representatives of the optionee’s estate or the person to whom the grant is transferred by the optionee’s will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of vested shares (if any) for which it is exercisable at the time of the optionee’s cessation of Board service.

•	The option shares will become fully vested in the event of a Corporate Transaction or a Change in Control. The option shares will become fully vested in the event of the optionee’s cessation of Board service by reason of death or permanent disability.

•	Upon the occurrence of a hostile tender offer, the optionee shall have a 30-day period in which to surrender to the Company each automatic option which has been in effect for at least six months (whether or not the optionee is vested in such option) and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer or, if greater, the fair market value per share of the Common Stock over (ii) the option exercise price payable per share.

•	Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the options will in general conform to the terms described above for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

RESTRICTED STOCK PROGRAM

     Shares may be sold under the Restricted Stock Program at a price per share not less than par value, payable in cash. Shares may also be issued solely in consideration of past services.

     The issued shares may be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. In no case may restricted shares not tied to the attainment of performance goals vest earlier than one third per year, commencing one year from the date of grant. In the event a recipient terminates service before he or she is 100% vested, any unvested shares must be returned to the Company, and the Company will return any original purchase price to the Participant. The Participant will have voting and dividend rights with respect to the issued shares under the Restricted Stock Program before the shares are fully vested.

     The vesting for all restricted stock accelerates in full in the event of a Corporate Transaction unless the restricted shares are replaced by the shares of the acquiring entity.

GENERAL PROVISIONS

     Acceleration of Options. Upon the occurrence of a Corporate Transaction, each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable, unless assumed or replaced by the successor corporation. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

     Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the optionee’s service should subsequently terminate by reason of an involuntary or constructive termination within 18 months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one-year period measured from the effective date of the employment termination.

     Upon the occurrence of the Change in Control, the Committee has the discretion to accelerate outstanding options. The Committee also has the discretion to accelerate outstanding options upon the subsequent termination of the optionee’s service within a specified period following the Change in Control.

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing sale price per share of Common Stock on that date, as such price is reported on The NASDAQ National Market. The closing sale price of the Common Stock on September 16, 2002 was $23.95 per share.

     Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply to the number and class of securities that would otherwise have been issued to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

     Option Plan Amendments. The Board may amend or modify the Option Plan in any and all respects whatsoever. However, the Board may not, without the approval of the Company’s stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), (ii) materially modify the eligibility requirements for option grants, or (iii) notwithstanding anything to the contrary elsewhere in the Plan, the Corporation will not reprice options issued under the Plan by lowering the exercise price of a previously granted award, by canceling outstanding options and issuing replacements, or by otherwise replacing existing options with substitute options with a lower exercise price.

     Unless sooner terminated by the Board, the Option Plan will in all events terminate on September 30, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     As of June 30, 2002, options covering 6,186,901 shares were outstanding under the 1995 Option Plan, 1,364,253 shares remained available for future option grants (not including 1,500,000 shares to be added under this proposal), and 12,610,424 shares have been issued under the Option Plan. The expiration dates for all such options range from July 2006 to June 2012.

PLAN BENEFITS

     Because the Option Plan is discretionary, except for Automatic Option Grant Program for non-employee Board members, benefits to be received by individual optionees are not determinable. The following table shows the number of shares of Common Stock issuable upon exercise of stock options granted to the named individuals and groups under the Option Plan during the fiscal year ended June 30, 2002.

Group or Individual	Number of Options

Jeffrey R. Rodek	0
David W. Odell	55,000
Godfrey R. Sullivan	450,000	(1)
W. Russell Wayman	15,000
Nazhin Zarghamee	150,000	(2)
Stephen V. Imbler (Former executive officer)	0
All current executive officers as a group (5 persons)	670,000
All current directors (who are not executive officers) as a group	28,000
All employees (who are not executive officers) as a group	1,689,803

(1)	350,000 shares vest commencing one year from grant date, and 100,000 shares vest commencing two years from grant date.

(2)	120,000 shares vest commencing one year from grant date, and 30,000 shares vest commencing two years from grant date.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences associated with participation in the Option Plan is based on provisions of the Code and administrative and judicial interpretations thereof as of the date of this Proxy Statement. It does not describe applicable state, local, or foreign tax considerations. The applicable rules are complex and may vary with a participant’s individual circumstances. The following description is thus necessarily general and does not address all of the potential federal and other income tax consequences to every participant in the Option Plan.

     Options granted under the Option Plan may be either incentive stock options that are intended to satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet those requirements. The federal income tax treatment of the two types of options differs, as follows.

Incentive Stock Options

     Award; Exercise; Alternative Minimum Tax. If an optionee is granted an incentive stock option under the Option Plan, the optionee will not have taxable income upon the award or exercise of such option. However, the “option spread"(the amount by which the fair market value of the option shares on the relevant measurement date exceeds the exercise price) is generally includable in the optionee’s “alternative minimum taxable income” (“AMTI”) in determining the optionee’s liability for the “alternative minimum tax” with special rules applicable to optionees who exercise incentive stock options for shares subject to a “substantial risk of forfeiture” (including, generally, a right of repurchase in favor of the Company) and for which the optionee does not make a timely election under Section 83(b) of the Code with respect to such shares (a “Section 83(b) Election”).

     In general, the alternative minimum tax for individuals is equal to (i) 26 percent of AMTI up to $175,000 plus 28 percent of AMTI over $175,000, minus (ii) a base amount (which varies depending upon filing status and income level), and minus (iii) the optionee’s regular federal income tax. AMTI includes specified tax preference items and is not reduced by personal exemptions or by most itemized deductions. Whether or not an optionee will be subject to the alternative minimum tax depends upon the optionee’s particular circumstances. Payment of alternative minimum tax does not increase the optionee’s basis in the option shares for determining gain or loss for purposes of regular income tax. However, the option shares have a higher basis for AMTI purposes and any alternative minimum tax paid as a result of the exercise of an incentive stock option is generally creditable against regular tax liability in later years to the extent the optionee’s regular tax exceeds his or her alternative minimum tax in such years.

     Sale of Option Shares; Disqualifying Dispositions. An optionee will be entitled to long-term capital gain or loss treatment upon sale, other than to the Company, of shares acquired pursuant to an incentive stock option if the sale occurs more than two years after the grant date and more than one year after the exercise date. If the shares are sold or disposed of (including by gift, but not including dispositions in certain tax-free exchanges) before both of these time periods have expired (a “disqualifying disposition”), the option spread (or, if less, the amount of gain on the sale) is taxable as ordinary income. For this purpose, the option spread is measured at the exercise date unless the shares were subject to a substantial risk of forfeiture upon purchase, in which event the option spread is measured at the date the restrictions lapse. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is capital gain, which will be long-term if the shares were held for more than one year. For this purpose, the holding period for option shares generally commences on the option exercise date, unless the shares are subject to restrictions, in which case the holding period commences generally on the date the restrictions lapse. Under current law, long-term capital gain is generally subject to tax at more favorable rates than short-term capital gains and ordinary income.

     Tax Consequences to the Company; Notice of Disqualifying Disposition. The Company receives no income tax deduction upon award or exercise of an incentive stock option but is generally entitled to a deduction equal to the ordinary income taxable to the optionee upon a disqualifying disposition. To enable the Company to learn of a disqualifying disposition and ascertain the amount of the deduction to which it is entitled, the Company requires optionees to notify the Company in writing, before the disqualifying disposition, of the intended date and terms of the disposition and to comply with any other requirements that may be included in the option agreement. The Company may also place legends on share certificates or give appropriate instructions to its stock transfer agent to ensure that these requirements are satisfied before stock may be transferred.

     The Company believes that options approved under the Option Plan qualify for an exemption under Section 162(m) of the Code, which limits amount of compensation the Company may deduct on its federal corporate tax return to $1 million per year for each of several top executives. Thus, the Company anticipates that any compensation deemed paid to an optionee as a result of a disqualifying disposition will not fail to be deductible under Section 162(m) of the Code.

     Exercise with Stock. If an optionee tenders shares of stock (other than certain “statutory option stock,” described below, surrendered in a disqualifying disposition) in payment of the exercise price of an incentive stock option, any appreciation (or diminution) in value of the surrendered shares is not then taxable. Instead, shares acquired upon exercise which are equal in value to the fair market value of the surrendered shares take as their basis and holding period for capital gain or loss purposes the basis and holding period that the optionee had in the surrendered shares, but otherwise are treated as newly acquired under the option (e.g., for purposes of the disqualifying disposition holding periods described above). Additional shares acquired by exercise of the option are treated as newly acquired and take a zero basis. In the event of a disqualifying disposition, shares with the lowest basis are deemed disposed of first.

     If “statutory option stock” (i.e., shares acquired by exercise of an incentive stock option) is tendered as all or part of the exercise price of an incentive stock option before the applicable disqualifying disposition holding periods have expired, then the surrendered stock is treated as sold in a “disqualifying disposition” on the date of the surrender.

Non-statutory Options

     Award; Exercise; Tax Consequences to the Company. An optionee is not taxed upon the award of a non-statutory option. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a “substantial risk of forfeiture,” as described above. If the shares are not subject to a substantial risk of forfeiture (or if they are so restricted and the optionee files a timely Section 83(b) Election with respect to the shares), the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee’s tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse in an amount equal to the spread as of the date of lapse. In addition, the optionee’s holding period will begin on the date of lapse.

     Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes “supplemental wages” subject to withholding of income and employment taxes by the Company, and the Company will generally receive a corresponding income tax deduction. The Company anticipates that any compensation deemed paid to an optionee as a result of the exercise of a non-statutory option, originally granted with a fair market value option price, will not fail to be deductible pursuant to the $1 million limitation under section 162(m) of the Code.

     Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a non-statutory option, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee’s tax basis in the shares, which will be long-term gain or loss if the shares were held more than one year.

     Exercise with Stock. If an optionee tenders shares of Company stock to pay all or part of the exercise price of a non-statutory option, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired pursuant to the exercise of the non-statutory options, with the consequences described above.

     If the surrendered shares are statutory option stock, described above, with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for them should remain subject to the federal income tax rules governing the surrendered shares. See “Incentive Stock Options” above.

Restricted Stock Issuances

     The tax principles applicable to restricted stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory options, except that because restricted shares are often granted at a purchase price to employees well below the full market value of the stock, the amount of income recognized by the recipient upon the vesting of the shares will not be deductible to the extent the recipient is subject to the $1 million limitation of Section 162(m) of the Code and total compensation to the individual exceeds $1 million in the year.

Additional Issues

     Tender of Stock to Satisfy Withholding Obligation. If a participant tenders stock in satisfaction of an income tax withholding obligation described above, the surrendered shares will be treated as redeemed by the Company at their then fair market value. The amount of the withholding obligation thus satisfied could be taxable to the participant as a dividend unless the redemption is “not essentially equivalent to a dividend” within the meaning of the Code. Participants should consult their personal tax advisors before tendering shares in satisfaction of a withholding obligation.

     Acceleration of Options. The Option Plan provides that the vesting of options may be accelerated if the Company undergoes a change in control. Under proposed Treasury Regulations, if the value is contingent on a change in control, an acceleration of the options (including incentive stock options) of certain persons (as determined in accordance with such proposed regulations),when combined with other payments to be made to the optionee that are contingent on the change in control, equals or exceeds three times the optionee’s average annual salary for the past five years (or such shorter period during which the optionee performed services for the Company), then the optionee may be liable for a 20 percent excise tax on that portion of the value of the acceleration and any other payments (in total called “parachute payments”) that exceed one times the optionee’s average annual salary. This excise tax would be in addition to any income tax payable with respect to such payments or on exercise of the options, as described above. The Company would also be unable to deduct the value of the parachute payments.

     The table below discloses the following information with respect to the Company’s equity compensation plans that have been approved by stockholders and plans that have not been approved by stockholders;

•	Number of securities issuable upon exercise of outstanding options, warrants and other rights under a plan as of June 30, 2002;

•	Weighted-average exercise price of such options, warrants and other rights; and

•	Number of securities available for issuance under each category as of June 30, 2002.

	Number of		Number of
	securities		securities remaining
	to be issued	Weighted-average	available for future
	upon exercise of	exercise price of	issuance under
	outstanding options,	outstanding options,	equity compensation
Plan category	warrants and rights	warrants and rights	plans

Equity compensation plans approved by security holders	7,223,793	$22.12	1,364,253
Equity compensation plans not approved by security holders	1,878,441	$20.97	13,326
Total	9,102,234	$21.89	1,377,579

     In September 1999, the Company implemented the Hyperion Solutions Corporation 1999 Stock Option Plan (the “1999 Plan”), which has not been approved by the Company’s stockholders, and approved the issuance of up to 1,950,000 shares of common stock under the 1999 Plan. The terms under which options can be and have been issued under the 1999 Plan are the same as the terms of options that can be and have been issued under the Discretionary Option Grant section of the 1995 Stock Option/Stock Issuance Plan approved by the Stockholders, except that Executive Officers of the Company may not receive grants under the 1999 Plan. Since 1999, the Company has not approved any additional shares for issuance under the 1999 Plan. The 1999 Plan will expire in 2009.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995
STOCK OPTION/STOCK ISSUANCE PLAN TO MODIFY CERTAIN PROVISIONS OF THE PLAN AND
INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Company is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2003. In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent audit firm at any time during the year if the Board feels that such a change would be in the Company’s and its stockholders’ best interests. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S
INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company’s Common Stock and their transactions in such Common Stock. Based upon the copies of Section 16(a) reports and certain representations that the Company received from such persons for their fiscal year 2002 transactions in the Common Stock and their Common Stock holdings, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than 10% stockholders.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Stockholder proposals that are intended to be presented at the 2003 Annual Meeting that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 10, 2003 in order to be included. Such stockholder proposals should be addressed to Hyperion Solutions Corporation, 1344 Crossman Avenue, Sunnyvale, California 94089, Attn: Investor Relations.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of September 16, 2002 certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Amount and Nature
	of Beneficial	Percent of
Beneficial Owner	Ownership(1)	Class(2)

Wellington Management Company, LLP	2,273,090	6.8%
75 State Street, Boston, MA 02109(3)
Jeffrey R. Rodek(4)	981,593	2.9
Stephen V. Imbler(5)	396,766	1.2
Godfrey R. Sullivan(6)	93,159	*
David W. Odell(7)	78,362	*
Aldo Papone(8)	64,000	*
W. Russell Wayman(9)	41,374	*
Gary G. Greenfield(10)	37,400	*
Henry R. Autry(11)	24,000	*
Kenneth A. Goldman(12)	24,000	*
Nazhin Zarghamee	0	*
John Riccittiello	0	*
All current directors and executive officers as a group (10 persons)(13)	1,343,888	3.9%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company’s knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Based on 33,547,554 shares outstanding as of September 16, 2002.

(3)	As reported on a Schedule 13F dated June 30, 2002 and filed with the Securities and Exchange Commission.

(4)	Includes options exercisable into 877,917 shares of Common Stock and 100,000 shares subject to a restricted stock award.

(5)	Includes options exercisable into 365,101 shares of Common Stock under the Option Plan. Mr. Imbler served as President and Chief Operating Officer from October 1999 through October 2001.

(6)	Includes options exercisable into 87,500 shares of Common Stock under the Option Plan.

(7)	Includes options exercisable into 71,665 shares of Common Stock under the Option Plan.

(8)	Includes options exercisable into 60,200 shares of Common Stock under the Option Plan.

(9)	Includes options exercisable into 39,374 shares of Common Stock under the Option Plan.

(10)	Consists of options exercisable into 37,400 shares of Common Stock under the Option Plan.

(11)	Consists of options exercisable into 24,000 shares of Common Stock under the Option Plan.

(12)	Consists of options exercisable into 24,000 shares of Common Stock under the Option Plan.

(13)	Includes options exercisable into 1,222,056 shares of Common Stock.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     In October 1999, the Company entered into an employment agreement with Jeffrey R. Rodek, its Chairman and Chief Executive Officer, pursuant to which Mr. Rodek received an annual salary of not less than $400,000. Also in connection with Mr. Rodek’s employment agreement, Mr. Rodek was granted options to purchase 1,100,000 shares of Common Stock with an exercise price of $19.06 per share and 100,000 shares of restricted stock. Also, the Company loaned Mr. Rodek $1,000,000, which loan has a six-year term and is evidenced by a full recourse promissory note bearing interest at 6.02% annually. In addition, the agreement provides for 30 months of severance payments in the event of early termination without cause, or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In January 2002, the Company amended Mr. Rodek’s employment agreement to provide for the forgiveness of his loan in certain circumstances. Such forgiveness is targeted at 25% per year over the next 4 years but only in the event that, in any year, commencing with fiscal year 2002, the earnings per share of the Company equal or exceeds targets set by the Compensation Committee of the Board of Directors. The agreement also provided that, in the event that the Company’s earnings per share are under or over such earnings per share target, then the Company will consider forgiving less or more, respectively, of the 25% amount, provided that the Company is only obligated to forgive 25%, and then only in the event the earnings per share target is met. Also, the January 2002 amendment provided that Mr. Rodek was eligible to participate in the Company’s bonus program, with a target bonus percentage of 50% of his base compensation. In addition, Mr. Rodek was granted exclusive use of an apartment in Sunnyvale leased by the Company. In September 2002, the Company amended Mr. Rodek’s employment agreement to provide for an annual salary of not less than $450,000 and increased his target bonus percentage to 75% of his base compensation. Also, in connection with the September 2002 amendment to his Employment Agreement, Mr. Rodek was granted options to purchase an additional 200,000 shares of common stock with an exercise price of $23.80 per share.

     In October 2001, the Company entered into an employment agreement with Godfrey R. Sullivan, its President and COO, pursuant to which Mr. Sullivan is entitled to receive an annual base salary of not less than $340,000 and an annual incentive bonus target equal to 55% of his base compensation. In addition, the agreement provides for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company.

     In December 2000, the Company entered into an employment agreement with David W. Odell, its Corporate Vice President and Chief Financial Officer, pursuant to which Mr. Odell is entitled to receive an annual base salary of not less than $235,000 and an annual incentive bonus target of 50% of his base compensation. In addition, the agreement provides for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In July 2001, Mr. Odell’s bonus target percentage was increased to 55%. In April 2002, Mr. Odell’s base salary was increased to $275,000.

     In January 2001, the Company entered into an employment agreement with W. Russell Wayman, its Corporate Vice President, General Counsel and Secretary, pursuant to which Mr. Wayman is entitled to receive an annual base salary of not less than $212,000 and an annual incentive bonus target of 50% of his base compensation. In addition, the agreement provides for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In July 2001, Mr. Wayman’s bonus target percentage was increased to 55%. In February 2002, Mr. Wayman’s agreement was amended to reduce his base salary to $169,600. In April 2002, Mr. Wayman base salary was increased to $188,000.

     In July 2001, the Company entered into an employment agreement with Stephen V. Imbler, its President and Chief Operating Officer at that time, pursuant to which Mr. Imbler was entitled to receive an annual base salary of not less than $325,000 and has an annual incentive bonus target of 100% of his base compensation. In addition, the agreement provides for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In October 2001, the Company and Mr. Imbler entered into a transition agreement. Under this agreement, effective October 22, 2001, Mr. Imbler ceased serving as the President and Chief Operating Officer of the Company, his salary was reduced to $162,500, and the Company began paying $13,541.67 per month toward the benefits otherwise due Mr. Imbler on termination without cause. Mr. Imbler’s employment ended effective August 15, 2002.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board (the “Committee”) has the authority to establish the base salary of the Company’s Chief Executive Officer (“CEO”) and to administer the Option Plan and the Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO. The CEO has the authority to establish the base salary for all other employees of the Company, including all executive officers, subject to the approval of the Committee. In addition, the CEO has the responsibility for approving the bonus programs to be in effect for all other executive officers and other key employees each fiscal year, subject to the approval of the Committee.

     For fiscal year 2002, the process utilized by the CEO in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the CEO were formal and informal competitive compensation surveys that the Company either conducted or participated in. However, the CEO made the compensation decisions concerning such officers, subject to Committee review.

     General Compensation Policy. The Company’s fundamental policy is to offer its executive officers competitive compensation opportunities based upon the Company’s overall performance, their individual contribution to the financial success of the Company and their personal performance. It is the Company’s objective to have a substantial portion of each officer’s compensation contingent upon the Company’s performance, as well as upon his or her own level of performance. Accordingly, each executive officer’s compensation package consists of:(i) base salary,(ii) cash bonus awards and (iii) long-term stock-based incentive awards.

     Base Salary. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete with the Company for executive talent on the basis of surveys conducted by the Company.

     Annual Cash Bonuses. Each executive officer has an established bonus target each fiscal year. Actual bonuses are paid at the CEO’s discretion based on an individual’s accomplishment of corporate, unit and individual objectives.

     Long-Term Incentive Compensation. During fiscal year 2002, the Committee made option grants to David W. Odell, Godfrey R. Sullivan, Nazhin Zarghamee and W. Russell Wayman and other key employees of the Company. Generally, a significant grant is made in the year that an officer or key employee commences employment, and a lesser grant is made annually thereafter. The size of each grant is an amount the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the individual’s cash compensation level, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee’s discretion.

     Each grant allows the officer to acquire shares of the Company’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with the Company. Approximately 453,250 of the options granted and outstanding can vest sooner if the Company meets specific stock price and/or earnings targets. The acceleration and targets are: Immediate vesting of 50% of the option if the beginning, ending and average Common Stock Price as quoted on the NASDAQ stock market is at or above $35 per share for any ninety consecutive calendar day period. The remaining 50% of the option vests fully when the Corporation’s operating margin equals or exceeds 12% for two consecutive quarters, but in any event the option shall become exercisable in accordance with usual four-year vesting schedule. Options will provide a return to executive officers only if they remain in the Company’s employ, and then only if the market price of the Company’s Common Stock appreciates over the option term.

     CEO Compensation. The annual base salary of Mr. Rodek, the Company’s CEO for fiscal 2002, was established by the Committee at $400,000 based on his Employment Agreement in October 1999. The base salary under Mr. Rodek’s Employment Agreement was increased to $450,000 in September 2002. The Committee’s decision was made primarily on the basis of Mr. Rodek’s qualifications for the position and market data as of September 2002. This year’s base salary increase is the first increase since Mr. Rodek joined the company in 1999. Mr. Rodek received a bonus in fiscal year 2002 in the amount of $140,000 as approved by the Board of Directors in September 2002.

     Tax Limitation. As a result of Federal tax legislation enacted in 1993, a publicly held company such as Hyperion will not be allowed a Federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. The stockholders approved the Option Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted options per calendar year. Accordingly, if the options were granted by the Compensation Committee, and if the members of the Compensation Committee were “outside directors” as defined in Treasury Regulations Section 1.162-27 at the time of grant, and if the option price was equal to the fair market value of the option shares on the grant date, then any compensation deemed paid to an executive officer when he or she exercises options under the Option Plan should generally qualify as performance-based compensation that will not be subject to the $1 million limitation. The Company believes that all options granted to executive officers to date meet the requirements for deductibility, with the exception of compensation that may be attributed to Mr. Rodek in connection with certain options granted to him outside of the Option Plan in October 1999. In general, the Committee considers the deductibility limits of Section 162(m) in determining executive compensation.

Compensation Committee

Henry R. Autry (Chairman) Aldo Papone

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Autry and Papone. Neither of these individuals was at any time during fiscal year 2002, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of the Nasdaq. The Committee operates under a written charter adopted by the Board. The Company’s management has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process. The Company’s independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on these financial statements based on their audit.

     In this context and in connection with the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed the audited consolidated financial statements with the Company’s management including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	discussed with PricewaterhouseCoopers LLP, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees;

•	met with the internal and independent accountants, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	discussed with PricewaterhouseCoopers LLP the auditors’ independence from management and the Company, including the matters in written disclosures required by the Independence Standards Board;

•	instructed the independent accountants and the internal auditor that the Committee expects to be advised if there are any subjects that require special attention; and

•	considered the compatibility of non-audit services with the auditors’ independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2002 be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission, and the Board approved such inclusion. Based on the Audit Committee’s recommendation, the Board has also selected, subject to stockholder ratification, PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2003.

Relationship with Independent Accountants

     PricewaterhouseCoopers LLP and its predecessors have acted as the Company’s independent accountants since the inception of the Company. In accordance with standard policy, PricewaterhouseCoopers LLP periodically changes the individuals who are responsible for the Company’s audit.

Audit Fees:

     PricewaterhouseCoopers LLP has audited the consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2002 and reviewed the Company’s quarterly reports on Form 10-Q for that fiscal year. The aggregate fees for such professional services rendered was $446,841, of which $386,841 was billed during fiscal 2002.

Financial Information Systems Design and Implementation Fees:

     During the year ended June 30, 2002, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems.

All Other Fees:

     In addition to the fees described above, aggregate fees of $179,174 were billed by PricewaterhouseCoopers during the year ended June 30, 2002, primarily for income tax compliance and related tax services.

AUDIT COMMITTEE

Gary G. Greenfield (Chairman) Kenneth A. Goldman Aldo Papone

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since July 1, 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation agreements and other arrangements which are described above under “EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS.”

STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on the Company’s Common Stock between June 30, 1997 and June 30, 2002 with the cumulative total return of (i) The Nasdaq Stock Market Total Return Index (U.S. Companies) (the “Nasdaq Stock Market-U.S. Index”) and (ii) the Goldman Sachs Software Index (the “Goldman Sachs Software Index”), over the same period, as well as the J. P. Morgan H&Q Software Index between June 30, 1997 and June 30, 2001. This graph assumes the investment of $100.00 on June 30, 1997 in the Company’s Common Stock, The Nasdaq Stock Market-U.S. Index, the Goldman Sachs Software Index, and the J. P. Morgan H&Q Software Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

     The graph only includes four year data for the J.P. Morgan H&Q Software Index, and Hyperion Solutions Corporation transitioned to the Goldman Sachs Software Index for fiscal year 2002, because the J. P. Morgan H&Q Software Index is no longer published.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG HYPERION SOLUTIONS CORPORATION, THE NASDAQ STOCK MARKET U.S. INDEX,
THE GOLDMAN SACHS SOFTWARE INDEX AND THE JP MORGAN H&Q SOFTWARE INDEX

*$100 INVESTED ON 6/30/97 IN STOCK OR INDEX— INCLUDING REINVESTMENT OF DIVIDEND. FISCAL YEAR ENDING JUNE 30.

		Cumulative Total Return

	6/97	6/98	6/99	6/00	6/01	6/02

HYPERION SOLUTIONS CORPORATION	100.00	89.18	50.53	92.02	42.55	51.74
NASDAQ STOCK MARKET (U.S.)	100.00	131.62	189.31	279.93	151.75	103.32
GOLDMAN SACHS TECHNOLOGY	100.00	154.31	232.30	327.30	231.94	145.43
JP MORGAN H & Q COMPUTER SOFTWARE	100.00	150.11	166.27	308.92	199.51

     Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table sets forth information concerning the compensation for services in all capacities to the Company, for the fiscal years ended June 30, 2002, 2001 and 2000, of (i) each person who served as Chief Executive Officer during fiscal year 2002; (ii) each of the Company’s other executive officers who was serving as an executive officer as of June 30, 2002; and (iii) one additional individual who would have been one of the four most highly compensated executive officers of the Company, but for the fact that the individual was not serving as an executive officer of the Company at the end of fiscal year 2002 (collectively, the “Named Officers”):

SUMMARY COMPENSATION TABLE

		Annual				Long-Term
		Compensation				Compensation

						Restricted	Securities
Name and	Fiscal					Stock	Underlying	All Other
Principal Position	Year	Salary		Bonus(1)		Awards	Options	Compensation

Jeffrey R. Rodek(2)	2002	$400,000		$140,000		—	—	$55,000 (4)
Chairman and	2001	400,000		—		—	—	—
Chief Executive Officer	2000	290,909		—		$1,906,150 (3)	1,105,000	—

Godfrey R. Sullivan	2002	236,111		133,905		—	450,000	—
President & Chief Operating Officer

David W. Odell	2002	245,000		140,823		—	55,000	—
Chief Financial Officer	2001	197,465		83,359		—	140,000	—

W. Russell Wayman	2002	202,467		109,603		—	15,000	—
General Counsel and	2001	94,222		22,500		—	90,000	—
Corporate Secretary

Nazhin Zarghamee	2002	88,125		65,900	(5)	—	150,000	—
Chief Marketing Officer

Stephen V. Imbler(6)	2002	325,000	(7)	151,993	(8)	—	—	—
Former President and	2001	325,000		117,800		—	—	—
Chief Operating Officer	2000	312,500		325,000		—	200,000	—

(1)	Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(2)	Mr. Rodek became the Company’s Chairman and Chief Executive Officer in October 1999 and has been a director of the Company since January 1998.

(3)	Represents the fair market value of 100,000 shares of restricted Common Stock Mr. Rodek received on October 11, 1999.

(4)	Represents value of grossed up income of approximately $49,000 on Sunnyvale, California apartment lease for Mr. Rodek and $6,000 in tax consultation services.

(5)	Includes $15,000 sign-on bonus.

(6)	Mr. Imbler served as the Company’s President and Chief Operating Officer from October 1999 to October 2001, at which time he became a special advisor to the President and was no longer deemed an executive officer.

(7)	$112,847 represents severance payments under Mr. Imbler’s Transition Agreement.

(8)	$56,429 represents bonus payments under Mr. Imbler’s Transition Agreement.

     The following table contains information concerning the stock option grants made to each of the Named Officers during fiscal year 2002. No stock appreciation rights were granted to these individuals during such fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable
		Percent			Value at Assumed
	Number of	of Total			Annual Rates of Stock
	Securities	Options			Price Appreciation For
	Underlying	Granted to	Exercise		Option Term(2)
	Options	Employees in	Price per	Expiration
Name	Granted (1)(3)	Fiscal Year	Share	Date	5%	10%

Jeffrey R. Rodek	—	—	—	—	—	—

David W. Odell	10,000	.36	$21.34	12/17/11	$134,160	$339,960
	45,000	1.61	25.05	4/7/12	708,921	1,796,546

Godfrey R. Sullivan	262,500	9.42	12.96	10/21/11	2,138,759	5,419,608
	87,500 (3)	3.14	12.96	10/21/11	712,920	1,806,536
	100,000 (4)	3.59	12.96	10/21/11	814,765	2,064,613

W. Russell Wayman	5,000	.18	21.34	12/17/11	67,080	169,980
	10,000	.36	25.05	4/7/12	157,538	399,232

Nazhin Zarghamee	90,000	3.23	22.25	2/15/12	1,258,926	3,190,113
	30,000 (3)	1.08	22.25	2/15/12	419,642	1,063,371
	30,000 (4)	1.08	22.25	2/15/12	318,570	762,972

Stephen V. Imbler	—	—	—	—	—	—

(1)	Except where noted otherwise, each option becomes exercisable as to 25% of the option shares on the first anniversary of the option grant date and as to the balance of the shares ratably upon optionee’s completion of the next 36 months of service thereafter.

(2)	There can be no assurance provided to the executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grant made to the executive officer.

(3)	Options can vest earlier upon the achievement of certain milestones and objectives.

(4)	Options become exercisable as to 25% of the option shares on the second anniversary of the option grant date and as to the balance of the shares ratably upon optionee’s completion of the next 36 months of service thereafter.

     The following table sets forth information concerning option exercises in fiscal year 2002 and option holdings as of the end of fiscal year 2002 with respect to each of the Named Officers. No stock appreciation rights were exercised during that fiscal year or outstanding at the end of that fiscal year. There were no option exercises for the Named Officers during fiscal year 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options
			Fiscal Year-End (#)		at Fiscal Year-End (#)(1)

	Shares
	Acquired On	Value
Name	Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jeffrey R. Rodek	0	0	763,333	366,667	$3,650	—
David W. Odell	0	0	58,124	136,876	60,559	$100,941
Godfey R. Sullivan	0	0	—	450,000	—	2,371,500
W. Russell Wayman	0	0	31,874	73,126	—	—
Nazhin Zarghamee	0	0	—	150,000	—	—
Stephen V. Imbler	0	0	399,644	71,356	1,058,400	—

(1)	Based on the closing price of the Common Stock of the Company as reported on The NASDAQ National Market System at June 28, 2002, the last day of trading of the Company’s Common Stock during fiscal year 2002, of $18.23 per share, less the exercise price payable for such shares.

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

W. Russell Wayman Secretary

Sunnyvale, California
October 11, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE VIA THE INTERNET OR TELEPHONE OR, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

Annex A

HYPERION SOLUTIONS CORPORATION
1995 STOCK OPTION/STOCK ISSUANCE PLAN
(as amended and restated through September 2002)

ARTICLE I

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

     This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of the Corporation by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into three separate equity programs:

(i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii) the Restricted Stock Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

(iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

     B. The provisions of Articles I and V shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and the Restricted Stock Program with respect to Section 16 Insiders.

     B. Administration of the Discretionary Option Grant and the Restricted Stock Program with respect to all other persons eligible to participate may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee or transfer such powers and authority to the Primary Committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and the Restricted Stock Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or the Restricted Stock Program or any option or stock issuance thereunder.

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     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant Program and the Restricted Stock Program are as follows:

          (i) Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Restricted Stock Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

     C. The Plan Administrator shall have the absolute discretion to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Restricted Stock Program.

     D. The individuals eligible to participate in the Automatic Option Grant Program are described in Section I of Article IV.

V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock that may be issued over the term of the Plan shall not exceed 10,187,991 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation’s stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, and an increase of 250,000 shares authorized by the Board under the Plan, and approved by the stockholders on September 15,1995; (ii) an increase of 1,000,000 shares authorized by the Board under the Plan and approved by the stockholders at the 1996 Annual Meeting of Stockholders; (iii) an additional increase of 750,000 shares authorized by the Board under the Plan and approved by the stockholders at the 1997 Annual Meeting of Stockholders; (iv) an additional increase of 5,000,000 shares authorized by the Board under

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the Plan and approved by the stockholders at the 1998 Annual Meeting of Stockholders; (v) an additional increase of 1,600,000 shares authorized by the Board under the Plan and approved by the stockholders at the 2000 Annual Meeting of Stockholders and (vi) an additional increase of 1,500,000 shares authorized by the Board under the Plan, and subject to approval by the stockholders at the 2002 Annual meeting of Stockholders.

     B. Out of all shares of Common Stock authorized under the Plan, 500,000 shares shall be reserved for issuance under the Restricted Stock Program.

     C. No one person participating in the Plan may receive options for more than 500,000 shares of Common Stock in the aggregate per calendar year.

     D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE II

DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

          The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

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          1. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article V and the documents evidencing the option, be payable in one or more of the forms specified below:

               (i) cash or check made payable to the Corporation,

               (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (iii) to the extent the option is exercised for vested shares and such shares are publicly traded, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of eight (8) years measured from the option grant date.

     C. Effect of Termination of Service.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or beneficiary designation or in accordance with the laws of descent and distribution for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

               (iv) Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article II shall govern the period for which the outstanding options are to remain exercisable following the Optionee’s cessation of Service and shall supersede any provisions to the contrary in this Section I.

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          2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will, beneficiary designation or the laws of descent and distribution following the Optionee’s death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order or as permitted by the Plan Administrator consistent with applicable law, including the requirements of Form S-8 as governed by the Securities and Exchange Commission. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles I, II and V shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Options may only be granted to Employees.

     B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

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III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     C. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     D. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee’s Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

     E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Change in Control or (ii) condition any such option acceleration upon the subsequent Involuntary Termination of the Optionee’s Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable one hundred thousand dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     G. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE III

RESTRICTED STOCK PROGRAM

I. STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Restricted Stock Program through direct and immediate issuances without any intervening option grants by offering by the Corporation to sell to an eligible person shares of Common Stock that are subject to restriction. Each such stock issuance shall be evidenced by a Restricted Stock Purchase Agreement which complies with the terms specified below.

     A. Purchase Price. Participants awarded restricted stock, within fifteen (15) days of receipt of the Restricted Stock Purchase Agreement, shall pay to the Corporation an amount equal to the purchase price determined by the Plan Administrator, which shall be no less than the par value of the restricted stock subject to the award. If such payment is not made and received by the Corporation by such date, the grant of restricted stock shall lapse. Subject to the provisions of Section I of Article III, shares of Common Stock may be issued under the Restricted Stock Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          1. cash or check made payable to the Corporation, or

          2. past services rendered to the Corporation (or any Parent or Subsidiary).

     B. Vesting Provisions. Shares of Common Stock issued under the Restricted Stock Program may, in the discretion of the Plan Administrator, vest over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Restricted Stock Program, namely:

          1. the Service period to be completed by the Participant or the performance objectives to be attained,

          2. the number of installments in which the shares are to vest,

          3. the interval or intervals (if any) which are to lapse between installments, and

          4. the effect which death, permanent disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Restricted Stock Purchase Agreement. Notwithstanding the above provisions, shares of Common Stock issued under the Restricted Stock Program that is not subject to achievement of performance goals may not vest at a rate faster than one third per year over the three years following the date of grant.

     C. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     D. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Restricted Stock Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     E. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Restricted Stock Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares.

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II. CORPORATE TRANSACTION

     All of the outstanding repurchase rights under the Restricted Stock Program shall terminate automatically, except to the extent the repurchase rights are assigned to the successor corporation (or parent thereof) in connection with a Corporate Transaction.

III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

     To enforce any restrictions on a Participant’s shares, the Plan Administrator may require the Participant to deposit all certificates representing shares, together with stock powers or other instruments of transfer approved by the Plan administrator, appropriately endorsed in blank, with the Corporation or an agent designated by the Corporation to hold in escrow until such restrictions have lapsed or terminated, and the Plan Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Plan Administrator will from time to time approve.

ARTICLE IV

AUTOMATIC OPTION GRANT PROGRAM

I. OPTION TERMS

     A. Eligibility and Grant Dates. Option grants shall be made as specified below:

          1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock. Such option is referred to below as the “Initial Grant.”

          2. On each Anniversary Date, each non-employee Board member who is to continue serving as a non-employee Board member after such Anniversary Date shall automatically be granted a Non-Statutory Option to purchase 7,000 shares of Common Stock; provided such individual has served as a member of the Board or as a member of the board of directors of Hyperion Software Corporation for at least six (6) months prior to such Anniversary Date. Such option is referred to below as an “Annual Grant.” There shall be no limit on the number of Annual Grants that any one Eligible Director may receive over his or her period of Board service. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) or of Hyperion Software Corporation (or any parent or subsidiary corporation of Hyperion Software Corporation) shall be eligible to receive Annual Grants. For purposes of this Section I, the term “Anniversary Date” shall have the following meanings:

               (i) In the case of an Eligible Director who was first elected or appointed as a non-employee Board member prior to the Corporation’s 1998 Annual Meeting of Stockholders, “Anniversary Date” shall mean August 21 of each year, commencing with the year 1998.

               (ii) In the case of an Eligible Director who is first elected as a non-employee Board member at the Corporation’s 1998 Annual Meeting of Stockholders and who previously served as a member of the board of directors of Hyperion Software Corporation, “Anniversary Date” shall mean each anniversary of the date when he or she was first elected or appointed as a member of the board of directors of Hyperion Software Corporation.

               (iii) In the case of a non-employee Board member not described in paragraph (i) or (ii) above, “Anniversary Date” shall mean each anniversary of the date when he or she is first elected or appointed as a member of the Board.

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     B. Exercise Price.

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of eight (8) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each Initial Grant shall vest, and the Corporation’s repurchase right shall lapse, in four (4) equal and successive annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date. Each Annual Grant shall be vested at all times.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

               (i) The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or beneficiary designation or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

               (ii) During the twelve (12)-month exercise period, an Initial Grant may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

               (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

               (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

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     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE V

MISCELLANEOUS

I. FINANCING

     A. The Plan Administrator may permit Optionees or Participants who are neither officers nor directors of the Company to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Restricted Stock Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II. TAX WITHHOLDING

     A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

               (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.

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               (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.

III. DATE AND TERM OF THE PLAN

     A. The Discretionary Option Grant and Restricted Stock Programs shall become effective on the Plan Effective Date and options may be granted thereunder from and after the Plan Effective Date. The Automatic Option Grant Program shall also become effective on the Plan Effective Date and the initial options under the Automatic Option Grant Program shall be made to the Eligible Directors at that time.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon the Plan Effective Date, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article II relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan that do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest of (i) September 30, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. The Board may not, without the approval of the Corporation’s stockholders,(i) materially increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) materially modify the requirements for eligibility to participate in the Plan, or (iii) notwithstanding anything to the contrary elsewhere in the Plan, the Corporation will not reprice options issued under the Plan by lowering the exercise price of a previously granted award, by canceling outstanding options and issuing replacements, or by otherwise replacing existing options with substitute options with a lower exercise price.

     B. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

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V. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Restricted Stock Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VI. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

     B. Board shall mean the Corporation’s Board of Directors.

     C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

               (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E. Common Stock shall mean the Corporation’s common stock.

     F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean Hyperion Solutions Corporation (formerly known as Arbor Software Corporation), a Delaware corporation.

     H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

     I. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Section I of Article V.

     K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     N. Hostile Take-Over shall mean a change in ownership of the Corporation effected through the following transaction:

               (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept, and

               (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

     O. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

     P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

               (i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

     Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary),or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

     U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V. Participant shall mean any person who is issued shares of Common Stock under the Restricted Stock Program.

     W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     X. Plan shall mean the Corporation’s 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

     Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Restricted Stock Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Z. Plan Effective Date shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

     AA. Predecessor Plan shall mean the Corporation’s 1992 Stock Option Plan.

     BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Restricted Stock Programs with respect to Section 16 Insiders as well as other eligible persons.

     CC. Qualified Domestic Relations Order shall mean a Domestic Relations Order that would substantially comply with the requirements of Code Section 414(p) if the Plan were subject to such section. The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

     DD. Restricted Stock Program shall mean the stock issuance program under the Plan.

     EE. Restricted Stock Purchase Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Restricted Stock Program.

     FF. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Restricted Stock Programs with respect to eligible persons other than Section 16 Insiders.

     GG. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     HH. Section 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

     II. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     JJ. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     KK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     LL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     MM. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

     NN. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     OO. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

Annex B

Hyperion Solutions Corporation is pleased to announce that registered shareholders now have an innovative and secure means of accessing and managing their registered accounts on-line. This easy-to-use service is only a click away at:

INTERNET ACCESS IS HERE!

In order to access your account and request your temporary password (or PIN), you will need your Social Security number, and Issue ID (HSCCM). Please click on the “Account Access” tab and follow the instructions and a temporary password will be mailed to your address of record.

http://www.equiserve.com

DETACH HERE

HYPERION SOLUTIONS CORPORATION

PROXY	PROXY

1344 CROSSMAN AVENUE
SUNNYVALE, CALIFORNIA 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 13, 2002

     The undersigned hereby appoints DAVID W. ODELL and W. RUSSELL WAYMAN, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Hyperion Solutions Corporation (the “Company”) to be held at the Company’s offices at 1344 Crossman Avenue, Sunnyvale, California 94089 on Wednesday, November 13, 2002, at 10:00 a.m., and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

HYPERION SOLUTIONS
CORPORATION

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Please note, all votes cast via telephone or the Internet
must be cast prior to 6 p.m., EST, November 12, 2002.

Vote by Telephone	Vote by Internet

It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683)	It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:	Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card	1. Read the accompanying Proxy Statement and Proxy Card

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683)	2. Go to the Website http://www.eproxyvote.com/hysl

3. Enter your Voter Control Number located on your Proxy Card above your name	3. Enter your Voter Control Number located on your Proxy Card above your name

4. Follow the recorded instructions	4. Follow the instructions provided

Your vote is important!	Your vote is important!
Call 1-877-PRX-VOTE anytime!	Go to http://www.eproxyvote.com/hysl anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

DETACH HERE

☒	Please mark votes as in this example.

1.	To elect two members of the Board of Directors to serve for a three-year term as Class I directors.

Nominees: (01) Gary G. Greenfield, (02) John Riccitiello

FOR ☐	WITHHELD ☐

☐		☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
For all nominees except as noted above

2.	To approve amendments to the 1995 Stock Option/Stock Issuance Plan to modify certain provisions and increase the number of shares reserved for issuance thereunder by 1,500,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending June 30, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:	Date:	Signature:	Date: